SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                            FORM 8-K/A
                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                         June 18, 2004
                (Date of earliest event reported)

                Commission file number 000-30675

                                EnXnet, Inc.
          (Exact name of Small Business Issuer in its charter)

            Oklahoma                      73-1561191
   (State of Incorporation)   (I.R.S. Employer Identification No.)

        1723 S Boston Avenue Tulsa, Oklahoma 74114
         (Address of principal executive offices.)
          Registrant's telephone number: (918) 592-0015




Item 4.  Changes in Registrant's Certifying Accountant.

     The Company's independent auditors for the fiscal years ended March 31, 2003 and 2002 were Brown, Graham & Co, PC ("BGCO"). Effective June 18, 2004, the Registrant, upon approval of the Board of Directors of the Registrant, dismissed BGCO.

     BGCO last reported on Registrant's financial statements as of June 2, 2003. The report, which covered the two fiscal years ended March 31, 2003, was an unqualified report modified for going concern. While BGCO expressed concern as to the Registrant's ability to remain a going concern, neither the report nor the financial statements for the periods contained any other adverse opinion or disclaimer of opinion, nor were they modified as to audit scope or accounting principles.

     The auditors' report of BGCO on the financials statements of EnXnet, Inc. as of and for the years ended March 31, 2003 and 2002 contained the following paragraph:

"The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has no recurring source of revenue and has incurred losses since inception. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
"
     The change of independent accountants was approved by the Board of Directors of Registrant on June 18, 2004.

     During the two fiscal years ended March 31, 2003 and the subsequent interim period through June 18, 2004, there were no disagreements between Registrant and BGCO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, to BGCO's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

     During and the two fiscal years ended March 31, 2003 and subsequent interim period through June 18, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

 (a) During the two fiscal years ended March 31, 2003 and the subsequent interim period through June 18, 2004 BGCO did not advise Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist.

 (b) During the two fiscal years ended March 31, 2003 and the subsequent interim period through June 18, 2004, BGCO did not advise Registrant that any information had come to their attention which had led them to no longer be able to rely on management's representation, or that had made BGCO unwilling to be associated with the financial statements prepared by management.

 (c) During the two fiscal years ended March 31, 2003 and the subsequent interim period through June 18, 2004, BGCO did not advise Registrant that the scope of any audit needed to be expanded significantly or that more investigation was necessary.

 (d) During the two fiscal years ended March 31, 2003 and the subsequent interim period through June 18, 2004, BGCO did not advise Registrant that there was any information which the accountants concluded would materially impact the fairness and reliability of either (i) a previously issued audit report or the underlying statements, or (ii) the financial statements issued or to be issued covering the fiscal periods(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements).

    Registrant has requested that BGCO furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated August 03, 2004, is filed as Exhibit 16.1 to this Form 8-K/A.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

(c) The following documents are filed herewith as exhibits:

Exhibit 16.1 Letter from BGCO dated August 03, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EnXnet, Inc.

Dated: August 03, 2004                 By: /s/ Ryan Corley
                                        -------------------------------
                                        Name: Ryan Corley
                                        Title:  Chief Executive Officer